Exhibit 3.165

/s/ [ILLEGIBLE]
[SEAL]

SECRETARY OF STATE

I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute
this certificate and affix the Great
[SEAL]	Seal of the State of California this day of

JAN 21 2004

/s/ Kevin Shelley
Secretary of State

1294291

FILED In the office of the Secretary of State of the State of California
DEC 30 1985 MARCH FONG EU, Secretary of State
By	/s/ Kathleen P. Gutierrez
Deputy

ARTICLES OF INCORPORATION

OF

WB MUSIC CORP.

FIRST:  The name of this corporation is WB Music Corp.

SECOND:  The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

THIRD:  The name and address of this corporation’s initial agent in the State of California for service of process is:  United States Corporation Company, 6430 Sunset Boulevard, Los Angeles, California 90028.

FOURTH: The total number of shares which this corporation is authorized to issue is 250.

Dated:  November 25, 1985.

/s/ Leif A. Tonnessen
Leif A. Tonnessen
Sole Incorporator

[SEAL]

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

IN WITNESS WHEREOF, I execute
this certificate and affix the Great
[SEAL]	Seal of the State of California this
DEC 31 1985

/s/ March Fong Eu
Secretary of State

1294291

ENDORSED FILED In the office of the Secretary of State of the State of California
DEC 30 1985 MARCH FONG EU, Secretary of State

Kathleen P. Gutierrez
Deputy

ARTICLES OF INCORPORATION

OF

WB MUSIC CORP.

FIRST:  The name of this corporation is WB Music Corp.

SECOND:  The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

THIRD:  The name and address of this corporation’s initial agent in the State of California for service of process is:  United States Corporation Company, 6430 Sunset Boulevard, Los Angeles, California 90028.

FOURTH: The total number of shares which this corporation is authorized to issue is 250.

Dated:  November 25, 1985.

/s/ Leif A. Tonnessen
Leif A. Tonnessen
Sole Incorporator

State of California Bill Jones Secretary of State	P.O. Box 944230 Sacramento. CA 94244-2300 Phone: (916) 657-3537	96-254027
STATEMENT BY DOMESTIC STOCK CORPORATION
THIS STATEMENT MUST BE FILED WITH CALIFORNIA SECRETARY OF STATE (SEC. 1502. CORPORATIONS CODE)	ENDORSED
A $10 FILING FEE MUST ACCOMPANY THIS STATEMENT	FILED
WHEN COMPLETING FORM, PLEASE USE BLACK TYPEWRITER RIBBON OR BLACK INK	In the office of the Secretary of State of the State of California MAY 28 1996
IMPORTANT: Please Read Instructions On Back Of Form
DO NOT ALTER PREPRINTED NAME, IF ITEM NO. 1 IS BLANK, PLEASE ENTER	/s/ Bill Jones
CORPORATE NAME. 1. WB MUSIC CORP. #1294291 ? IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION ON FILE—PROCEED TO LINE 15.	BILL JONES, Secretary of State DO NOT WRITE IN THIS SPACE
THE CALIFORNIA CORPORATION NAMED HEREIN, MAKES THE FOLLOWING STATEMENT?
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE 10585 SANTA MONICA BLVD.	ROOM NO.	2A. CITY AND STATE LOS ANGELES, CA	2B. ZIP CODE 90025
3. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA (IF ANY) 10585 SANTA MONICA BLVD.	ROOM NO.	3A. CITY LOS ANGELES, CA	3B. ZIP CODE 90025
4. MAILING ADDRESS 75 ROCKEFELLER PLAZA	ROOM NO.	4A. CITY AND STATE NEW YORK, NY	4B. ZIP CODE 10019
THE NAMES OF THE FOLLOWING OFFICERS ARE Must have these three officers (Sec. 312, Corporations Code). An officer may hold more than one office
5. CHIEF EXECUTIVE OFFICER Leslie Bider	5A. STREET ADDRESS (DO NOT USE P.O. BOX) 10585 Santa Monica Blvd	5B. CITY AND STATE Los Angeles CA	5C. ZIP CODE 90025
6. SECRETARY FRED WISTOW	6A. STREET ADDRESS (DO NOT USE P.O. BOX) 75 Rockefeller Plaza	6B. CITY AND STATE New York NY	6C. ZIP CODE 10019
7. CHIEF FINANCIAL OFFICER IRA PIANKO	7A. STREET ADDRESS (DO NOT USE P.O. BOX) 10585 Santa Monica Blvd	7B. CITY AND STATE Los Angeles CA	7C. ZIP CODE 90025
INCUMBENT DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS Officers may also be directors. Must have one or more directors (Chap. 3, Sec. 301a, Corporations Code). [ILLEGIBLE]
8. NAME LESLIE BIDER	8A. STREET ADDRESS (DO NOT USE P.O. BOX) 10585 Santa Monica Blvd	8B. CITY AND STATE Los Angeles, CA	8C. ZIP CODE 90025
9. NAME JEROME N. GOLD	9A. STREET ADDRESS (DO NOT USE P.O. BOX) 75 Rockefeller Plaza	9B. CITY AND STATE New York NY	9C. ZIP CODE 10019
10. NAME FRED WISTOW	10A. STREET ADDRESS (DO NOT USE P.O. BOX) 75 Rockefeller Plaza	10B. CITY AND STATE New York NY	10C. ZIP CODE 10019
11. THE NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY:	____________________
DESIGNATED AGENT FOR SERVICE OF PROCESS (Only one agent may be named and must reside in California)
12. NAME C T CORPORATION SYSTEM C0168406
13. CALIFORNIA STREET ADDRESS IF AGENT IS AN INDIVIDUAL (DO NOT USE P.O. BOX) DO NOT INCLUDE ADDRESS IF AGENT IS A CORPORATION.
14. DESCRIBE TYPE OF BUSINESS OF THE CORPORATION NAMED IN ITEM I. PUBLISHES COMPOSITIONS BY WRITERS WHO ARE MEMBERS OF ASCAP
15. I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF. IT IS TRUE, CORRECT AND COMPLETE.

MARIE N. WHITE	/s/ Marie N. White	ASST. SECRETARY	5/??/96
TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT	SIGNATURE	TITLE	DATE
*16. I DECLARE THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED IN THE LAST STATEMENT OF THE CORPORATION WHICH IS ON FILE IN THE SECRETARY OF STATE’S OFFICE. DOES NOT APPLY ON INITIAL FILING.
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(CHECK HERE)	TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT	SIGNATURE	TITLE	DATE